                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/John M. Leonis
-----------------------
John M. Leonis
Chairman

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Michael R. Brown
---------------------------
Michael R. Brown
President, Chief Executive Officer and Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, as amended and restated, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Alton J. Brann
----------------------
Alton J. Brann
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Orion L. Hoch
----------------------
Orion L. Hoch
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/David E. Jeremiah
---------------------------
David E. Jeremiah
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/William P. Sommers
------------------------------
William P. Sommers
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Joseph T. Casey
------------------------------
Joseph T. Casey
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/C.B. Thornton, Jr.
--------------------------
C.B. Thornton, Jr.
Director

                                  POWER OF ATTORNEY
                               LITTON INDUSTRIES, INC.

     The undersigned hereby constitutes John E. Preston and Jeanette M. Thomas, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Litton Industries, Inc., (the "Company") for use in connection with the Company's Non-Employee Director Stock Plan, and all matters required by the SEC in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Carol B. Hallett
------------------------
Carol B. Hallett
Director